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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        NOVEMBER 15, 2002


                       KID CASTLE EDUCATIONAL CORPORATION
       (Exact name of Registrant as Specified in its Charter Post-merger)


          FLORIDA                 333-39629                59-2549529
(State or Other Jurisdiction     (Commission             (IRS Employer
of Incorporation pre-merger)     File Number)     Identification No. pre-merger)


       8TH FLOOR, NO. 98 MIN CHUAN ROAD, HSIEN TIEN, TAIPEI, TAIWAN R.O.C.
                                  (New Address)

Registrant's telephone number, including area code    (011) 886-2-2218-5996



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ITEM 8.  CHANGES IN FISCAL YEAR.

         On November 15, 2002, pursuant to the unanimous written consent of the Board of Directors of Kid Castle Educational Corporation, the Board determined to change the Company's fiscal year end from June 30 to December 31. The change was made so that Kid Castle's fiscal year end would coincide with the fiscal year end of each of its operating subsidiaries.

         The Company intends to file a report covering the transition period from July 1, 2002 to December 31, 2002 in connection with the filing of its Annual Report on Form 10-KSB for its fiscal year ended December 31, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KID CASTLE EDUCATIONAL CORPORATION


Date:       November 21, 2002             By:         /s/ Kuo-An Wang
         ---------------------------           ---------------------------------
                                                          Kuo-An Wang


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